UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2016

R. R. DONNELLEY & SONS COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-4694	36-1004130
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 West Wacker Drive, Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

(312) 326-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 13, 2016, R. R. Donnelley & Sons Company (“RRD” or “RR Donnelley”) announced further details regarding the executive leadership teams of RRD, LSC Communications, Inc. (“LSC”) and Donnelley Financial Solutions, Inc. (“Donnelley Financial”) to be effective upon the consummation of the previously announced spinoff transactions, which RRD expects to complete in October 2016.

R. R. Donnelley & Sons Company

The following individuals are expected to serve as executive officers of RRD upon consummation of the spinoff transactions (ages set forth are as of the expected consummation of the spinoff transactions):

Daniel L. Knotts (52) will be Chief Executive Officer. Mr. Knotts has served as RR Donnelley’s Chief Operating Officer since January 2013 and as its Group President from 2007 to 2012. From 1986 to 2007, Mr. Knotts served in various capacities in operations, finance and sales management at RR Donnelley.

Thomas M. Carroll III (54) will be Chief Administrative Officer. Mr. Carroll has served as RR Donnelley’s Executive Vice President, Chief Human Resources Officer since 2007 and is the executive lead on the project management of the spinoff transactions. From 1995 to 2007, Mr. Carroll has served in various capacities in management and human resources at RR Donnelley.

Jeffrey G. Gorski (41) will be Controller and Chief Accounting Officer. Mr. Gorski has served as RR Donnelley’s Senior Vice President, Controller since January 2013. From 2005 to 2012, Mr. Gorski has served in various capacities in finance within RR Donnelley.

Deborah L. Steiner (45) will be General Counsel. Ms. Steiner has served as RR Donnelley’s Vice President, Associate General Counsel since April 2012 and as Counsel at the law firm of Latham & Watkins LLP from August 2005 until joining RR Donnelley. Prior to this she served as the First Deputy Inspector General and Chief Operating Officer in the Inspector General’s Office for the Illinois Governor from 2003 to 2005 and as an Assistant United States Attorney for the Northern District of Illinois from 1999 to 2003.

The person who will serve as RRD’s chief financial officer has not yet been determined, and RRD expects to conduct an external search to fill the position prior to consummation of the spinoff transactions.

LSC Communications, Inc.

The following individuals are expected to serve as executive officers of LSC upon consummation of the spinoff transactions (ages set forth are as of the expected consummation of the spinoff transactions):

Thomas J. Quinlan, III (53) will be Chairman of the Board and Chief Executive Officer. Mr. Quinlan has served as RR Donnelley’s President and Chief Executive Officer since April 2007. Prior to this, he served as Group President, Global Services since October 2006 and Chief Financial Officer since April 2006. Prior to this, Mr. Quinlan served as Executive Vice President, Operations since February 2004.

Suzanne S. Bettman (52) will be Chief Administrative Officer and General Counsel. Ms. Bettman has served as RR Donnelley’s Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer since January 2007. She served previously as Senior Vice President, General Counsel since March 2004.

Andrew B. Coxhead (48) will be Chief Financial Officer. Mr. Coxhead has served as RR Donnelley’s Senior Vice President and Chief Accounting Officer since October 2007, and Corporate Controller from October 2007 to January 2013. Prior to this, he served as Vice President, Assistant Controller since September 2006. From 1995 until 2006, Mr. Coxhead served in various capacities with RR Donnelley in financial planning, accounting, manufacturing management, operational finance and mergers and acquisitions.

George B. Zengo (55) will be Chief Operating Officer. Mr. Zengo has served as RRD’s Chief Sales Officer since 2009 and prior to that as Group Chief Financial Officer since 2008. From 2004 to 2008, Mr. Zengo served in various senior management roles including as President of Catalog, Retail and Direct Mail at RR Donnelley.

Donnelley Financial Solutions, Inc.

The following individuals are expected to serve as executive officers of Donnelley Financial upon consummation of the spinoff transactions (ages set forth are as of the expected consummation of the spinoff transactions):

Daniel N. Leib (50) will be Chief Executive Officer. Mr. Leib has served as RR Donnelley’s Executive Vice President and Chief Financial Officer since May 2011. Prior to this, he served as Group Chief Financial Officer and Senior Vice President, Mergers and Acquisitions since August 2009 and Treasurer from June 2008 to February 2010. Mr. Leib served as RR Donnelley’s Senior Vice President, Treasurer, Mergers and Acquisitions and Investor Relations since July 2007. From May 2004 to 2007, Mr. Leib served in various capacities in financial management, corporate strategy and investor relations at RR Donnelley.

David A. Gardella (46) will be Chief Financial Officer. Mr. Gardella has served as RRD’s Senior Vice President, Investor Relations & Mergers and Acquisitions since 2011. He served as Vice President, Investor Relations from 2009 to 2011 and as Vice President, Corporate Finance from 2008 to 2009. From 1992 to 2004 and then from 2005 to 2008, Mr. Gardella served in various capacities in financial management and financial planning & analysis.

Thomas F. Juhase (56) will be Chief Operating Officer. Mr. Juhase has served as RR Donnelley’s President, Financial, Global Outsourcing and Document Solutions since 2010. He served as President, Financial and Global Outsourcing from 2007 to 2010 and as President, Global Capital Markets, Financial Print Solutions from 2004 to 2007. From 1991 to 2004, Mr. Juhase served in various capacities in sales and operations in the US and internationally at RR Donnelley.

Jennifer B. Reiners (50) will be General Counsel. Ms. Reiners has served as RR Donnelley’s Senior Vice President, Deputy General Counsel since 2008 and as Vice President, Deputy General Counsel from 2005 to 2008. From 1997 to 2008, she served in various capacities in the legal department of RR Donnelley.

Kami S. Turner (41) will be Controller and Chief Accounting Officer. Ms. Turner has served as RR Donnelley’s Assistant Controller since 2012 and from December 2008 to 2012 served in various capacities in finance at RR Donnelley.

Until the spinoff transactions are complete, the current management structure of RRD will remain in place. The spinoff transactions are subject to certain conditions, including, among others, obtaining final approval from the Board of Directors of RRD, receipt of a favorable opinion and/or rulings from the Internal Revenue Service with respect to the tax-free nature of the transactions for U.S. federal income tax purposes and the effectiveness of the Form 10 filings with the Securities and Exchange Commission (SEC).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R. R. DONNELLEY & SONS COMPANY

Date: April 13, 2016	By:	/s/ Suzanne S. Bettman
	Name:	Suzanne S. Bettman
	Title:	Executive Vice President and General Counsel